Exhibit 10.1
SIXTH AMENDMENT
SIXTH AMENDMENT (the "Sixth Amendment") is made and entered into as of July 22nd, 2020 by and between Exponent Realty, LLC, a Delaware limited liability company ("Landlord"), and Corcept Therapeutics Incorporated, a Delaware corporation ("Tenant").
RECITALS
A.Landlord and Tenant are parties to that certain lease dated April 1, 2016 (the "Lease"), the first amendment (the "First Amendment") dated June 1, 2017, the second amendment (the "Second Amendment") dated March 12, 2018, the third amendment (the "Third Amendment") dated November 8, 2018, the Fourth Amendment dated October 23, 2019 (the "Fourth Amendment") and the Fifth Amendment dated June 17, 2020 (the "Fifth Amendment"). Pursuant to the Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment, Landlord has leased to Tenant space currently containing approximately 36,062 rentable square feet (the "Premises") on the first and second floor of the building, located at 149 Commonwealth Dr., Menlo Park, CA 94025 (the "Building").
B.Tenant and Landlord now desire to amend Lease on the following terms and conditions:
NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.Tenant's Alteration of Premises. Tenant may, at Tenant's own expense, remove a server room and offices in the area of the Premises shown on Exhibit A to this Sixth Amendment.
2.Tenant's Restoration of Altered Premises. If Tenant alters the Premises in accordance with paragraph 1, above, Landlord may require Tenant to restore the altered server room to the configuration existing as of the time of this Sixth Amendment and with materials equivalent in condition and appearance to the areas as they exist as of the time of this Sixth Amendment. Tenant's obligation for labor and materials to restore the altered server room shall be subject to a maximum of Five Thousand Dollars ($5,000.00).
3.Notice to Restore. If Landlord wishes to require Tenant to restore the altered premises in accordance with paragraph 2, above, Landlord shall provide Tenant notice no later than 60 days before the termination of the Lease and Tenant shall complete the restoration prior to the termination of the Lease.
5. Miscellaneous.
5.1 This Sixth Amendment, which is hereby incorporated into and made a part of the Lease, sets forth the entire agreement between the parties with respect to the matters herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Sixth Amendment. Tenant agrees that neither Tenant nor its agents or any other parties acting on behalf of Tenant shall disclose any matters set forth in this Sixth Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm, entity, broker or other tenants in the Building without obtaining the express written consent of Landlord.
5.2 Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.
5.3 In the case of any inconsistency between the provisions of the Lease and the Sixth Amendment, the provisions of this Sixth Amendment shall govern and control.
5.4 Submission of this Sixth Amendment by Landlord is not an offer to enter into this Sixth Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Sixth Amendment until Tenant and Landlord have executed and Landlord delivered the same to Tenant.
5.5 Tenant hereby represents to Landlord that Tenant has dealt with no real estate brokers or agents in connection with this Sixth Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such real estate brokers or agents (collectively, the "Landlord Related Parties") harmless from all claims of any real estate brokers or agents claiming to have represented Tenant in connection with this Sixth Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no real estate brokers or agents in connection with this Sixth Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such real estate brokers or agents (collectively, the "Tenant Related Parties") harmless from all claims of any real estate brokers or agents claiming to have represented Landlord in connection with this Sixth Amendment.
5.6 Each signatory of this Sixth Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.
IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Sixth Amendment as of the day and year first above written.

LANDLORD:

EXPONENT REALTY, L.L.C.,
a Delaware limited liability company

Date: 7/30/20	By: /s/ Richard L. Schlenker
Name: Richard L. Schlenker
Title: Executive Vice President & CFO

TENANT:

Corcept Therapeutics Incorporated,
a Delaware corporation

Date: 7/22/20	By: /s/ Gary Francesconi
Name: Gary Francesconi
Title: VP,Legal

Exhibit A
Alteration Area

47
1136
ACTIVITY AREA
HUMAN RESOURCES
1139
1138
1153
1154
1143
1142
1137
1156
1155
1141
1140
1157
1194
1193
1195
1196
1158
MANUFACTURING
1159
1191
1189
1192
1197
1199A
1198
1160
1190
1188
1199
1200
1161
1162
1187
1186
1201
1202
1184
1162A
1183
1203
1163
1164
1205
1204
REGULATORY
1165
1182
1170
1174
1166
1181
1170A
1172
1180
1167
MARKET PLANNING
1168
1169
1171
1173
1175
1176
1177
1179

Floor 1 - Demo Plan - Lights

47
1136
ACTIVITY AREA
HUMAN RESOURCES
1139C
1139B
1139A
1139
1138
1153
1154
1143
1142
1137
1156
1155
1141
1140
1157
1194
1193
1195
1196
1158
MANUFACTURING
1159
1191
1189
1192
1197
1199A
1198
1160
1190
1188
1199
1200
1161
1162
1187
1186
1201
1202
1184
1162A
1183
1203
1163
1164
1205
1204
REGULATORY
1165
1182
1170
1174
1166
1181
1170A
1172
1180
1167
MARKET PLANNING
1168
1169
1171
1173
1175
1176
1177
1179

Floor 1 - Proposed New Plan - Lights

Concept Therapeutics

EXHIBIT A PAGE 1 OF 4

SCOPE OF WORK

1. Partition three(3) new offices in Human Resources, matching building standard wall finishes, doors, and hardware where shown as 1139-A, 1139-B, 1139-C.

2. Replace all interior office, hallway, and open area lights in Concept suite with building standard 2x2 LED lights.

   A) Private offices - (E) light switches stay - no change
   B) Conference Rooms - Motion Sensor w/ dimmer
   C) Hallways - Ceiling motion sensors
   D) Open Areas - Ceiling motion sensors

3. Paint all walls of Concept suites except where noted.

Demo Old 2x4 Light

New 2x2 Light

LT-1

Demo Old 2x4 Light

New 2x2 Light

SCOPE OF WORK

1. Demo existing walls where indicated in red (demo)
2. Partition (N) office walls where indicated light blue (new) with building standard finish walls, doors, and hardware
3. Replace all interior office, hallway, and open area lights in Concept suite with building standard 2x2 LED lights
   - A) Private offices - (E) light switches stay - no change
   - B) Conference Rooms - Motion Sensor w/ dimmer
   - C) Hallways - Ceiling motion sensors
   - D) Open Areas - Ceiling motion sensors
4. Paint all walls of Concept suites except where noted.

Note: Unknown structural & utilities in walls requested to be demo. Cost for additional work to relocate such utilities to be determined based on field conditions.

Concept Therapeutics
Menlo Park, CA

EXHIBIT A PAGE 2 OF 4

No Work in this suite
PATIO 2-North
PATIO 2-South

Floor 2 - Demo Plan - Lights

No Work in this suite
PATIO 2-North
PATIO 2-South

Floor 2 - Proposed New Plan - Lights

LT-2

1136
ACTIVITY AREA
HUMAN RESOURCES
1138
1139
1137
1153
1154
1143
1142
1156
1155
1141
1140
1157
1194
1193
1158
1195
1196
MANUFACTURING
1198
1159
1191
1189
1192
1197
1199A
1160
1190
1188
1199
1200
1161
1162
1187
1186
1201
1202
1162A
1183
1184
1203
1163
1164
1205
1204
REGULATORY
1165
1170
1174
1182
1166
1181
1170A
1172
1180
1167
MARKET PLANNING
1168
1169
1171
1173
1175
1176
1177
1179

Floor 1 - Demo Plan - Lights

1136
ACTIVITY AREA
HUMAN RESOURCES
1138
1139
1137
1153
1154
1143
1142
1156
1155
1141
1140
1157
1194
1193
1158
1195
1196
MANUFACTURING
1198
1159
1191
1189
1192
1197
1199A
1160
1190
1188
1199
1200
1161
1162
1187
1186
1201
f202
1162A
1183
1184
1203
1163
1164
1205
1204
REGULATORY
1165
1170
1174
1182
1166
1181
1170A
1172
1180
1167
MARKET PLANNING
1168
1169
1171
1173
1175
1176
1177
1179

Floor 1 - Proposed New Plan - Lights

EXHIBIT A PAGE 3 OF 4

Concept Therapeutics

SCOPE OF WORK

1. Paint all walls at Concept colors except where noted with Concept selected colors. Concept colors TBD.
2. All new walls shall have one coat of primer with two coats of paint

No Painting

Paint

PT-1

SCOPE OF WORK

1. Paint all walls of Corcept suite except where noted with Corcept selected colors. Corcept colors TBD
2. All new walls shall have one coat of primer with two coats of paint

No Painting

Paint

Corcept Therapeutics

Proposed Painting
Second Floor

EXHIBIT A PAGE 4 OF 4

No Work in this suite
PATIO 2-North
PATIO 2-South

Floor 2 - Demo Plan - Lights

No Work in this suite
PATIO 2-North
PATIO 2-South

Floor 2 - Proposed New Plan - Lights

PT-2